UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K/A

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 4, 2016

Ruby Tuesday, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	1-12454	63-0475239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 West Church Avenue

Maryville, Tennessee 37801

(Address of Principal Executive Offices)

(865) 379-5700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 13, 2016, Ruby Tuesday, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Prior Report”) reporting the resignation of James J. Buettgen, the Company’s former President and Chief Executive Officer. The Prior Report did not contain information regarding the payments and benefits that Mr. Buettgen would receive in connection with his resignation because such information was not available. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Form 8-K/A is being filed for the purpose of providing additional information regarding the terms of Mr. Buettgen’s resignation.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 4, 2016, the Company entered into an agreement and general release with Mr. Buettgen (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, the Company has agreed that Mr. Buettgen will receive (i) a severance payment in the amount of $2,550,000; (ii) a prorated annual bonus based on the Company’s performance in fiscal year 2017; (iii) a payment equal to twenty months of the Company-paid portions of Mr. Buettgen’s premiums under the Company’s group health plan; and (iv) a payment in the amount of $201,205.26 representing the difference between what Mr. Buettgen’s pension benefit would have been under the Company’s Executive Supplemental Pension Plan as of September 13, 2016 absent the January 1, 2016 plan freeze and his actual pension benefit as of January 1, 2016 for purposes of calculation his early retirement benefit thereunder, payable in a lump sum.

The Separation Agreement confirms the Company’s obligations with respect to Mr. Buettgen’s existing equity and cash awards.

Following his departure, Mr. Buettgen is prohibited from working for certain competitors of the Company for a period of twelve months. In addition, Mr. Buettgen has agreed to other customary restrictive covenants as set forth in the Separation Agreement.

Mr. Buettgen has also released all claims against the Company that may relate to his employment.

The foregoing summary of the Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

10.1	Agreement and General Release, dated as November 4, 2016, by and between Ruby Tuesday, Inc. and James J. Buettgen.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ruby Tuesday, Inc.

(Registrant)

By: /s/ Sue Briley

Sue Briley

Chief Financial Officer

Date: November 10, 2016